Filed pursuant to Rule 497(e) under the Securities Act of 1933

File Number 333-16617

                  Nuveen Municipal Trust, dated August 27, 2004
               Nuveen Multistate Trust I, dated September 28, 2004
                 Nuveen Multistate Trust II, dated June 28, 2004
              Nuveen Multistate Trust III, dated September 28, 2004
              Nuveen Multistate Trust IV, dated September 28, 2004
                Nuveen Investment Trust, Statement of Additional
                       Information dated October 29, 2004
               Nuveen Investment Trust II, dated November 29, 2004

                Supplement Dated February 28, 2005 to each of the
                      Statements of Additional Information
                     Of the above-referenced Nuveen trusts.

In the section entitled Additional Information on the Purchase and Redemption of Fund Shares, the following language should replace the subsection entitled, General Matters, Other compensation to certain dealers:

     Other compensation to certain dealers

     Nuveen Asset Management ("NAM"), at its own expense, currently provides additional compensation to investment dealers who distribute shares of the Nuveen mutual funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the prospectus. NAM makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen funds. NAM will, on an annual basis, determine the advisability of continuing these payments. Additionally, NAM may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen funds.

     In 2005, NAM expects that it will pay additional compensation to the following dealers:

               A.G. Edwards & Sons, Inc.
               American Express Financial Advisors Inc.
               Merrill Lynch, Pierce, Fenner & Smith, Inc.
               Morgan Stanley DW Inc.
               Prudential Investments LLC
               Raymond James Group
               Smith Barney
               UBS Financial Services Inc.
               Wachovia Securities LLC

In addition, in the section entitled, MANAGEMENT, the following persons should be added to the list of trustees:

               David J. Kundert, Trustee and Eugene S. Sunshine, Trustee

                                                                                                         Number of
                                                                                                       Portfolios in
                         Position(s)      Term of Office and            Principal Occupation(s)         Fund Complex
    Name, Address         Held with             Length               During Past 5 Years and Other      Overseen by
   and Birth Date           Fund           of Time Served**          Diectorships Held by Trustee       Board Member
----------------------   -----------   -----------------------   -----------------------------------   -------------
David J. Kundert           Trustee     Term: Indefinite /(1)/:   Retired (since 2004) as Chairman,          151
c/o Nuveen Investments                 Since 2005                JPMorgan Fleming Asset Management,
333 West Wacker Drive                                            President and CEO, Banc One
Chicago, IL 60606                                                Investment Advisors Corporation,
(10/28/42)                                                       and President, One Group Mutual
                                                                 Funds; prior thereto, Executive
                                                                 Vice President, Bank One
                                                                 Corporation and (since 1995)
                                                                 Chairman and CEO, Banc One
                                                                 Investment Management Group; Board
                                                                 of Regents, Luther College;
                                                                 currently a member of the American
                                                                 and Wisconsin Bar Associations.

Eugene S. Sunshine         Trustee     Term: Indefinite /(1)/:   Senior Vice President for Business         153
c/o Nuveen Investments                 Since 2005                and Finance, Northwestern
333 West Wacker Drive                                            University (since 1997); Director
Chicago, IL 60606                                                (since 2003), Chicago Board of
(1/22/50)                                                        Options Exchange; Director (since
                                                                 2003), National Mentor Holdings, a
                                                                 privately-held, national provider
                                                                 of home and community-based
                                                                 services; Chairman (since 1997),
                                                                 Board of Directors, Rubicon, a pure
                                                                 captive insurance company owned by
                                                                 Northwestern University; Director
                                                                 (since 1997), Evanston Chamber of
                                                                 Commerce and Evanston Inventure, a
                                                                 business development organization.

/(1)/ Trustees serve an indefinite term until his/her successor is elected.

               Please retain this supplement for future reference.


                                                                   MGN-SAI-0205D

                               NUVEEN MUTUAL FUNDS
               SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION
                              Dated March 15, 2005

--------------------------------------------------------------------------------

Nuveen Municipal Trust

     Statement of Additional Information dated August 27, 2004, as supplemented September 14, 2004 and February 28, 2005

Nuveen Multistate Trust I

     Statement of Additional Information dated September 28, 2004, as supplemented February 28, 2005

Nuveen Multistate Trust II

     Statement of Additional Information dated June 28, 2004, updated July 15, 2004, and, as supplemented July 28, 2004 and February 28, 2005

Nuveen Multistate Trust III

     Statement of Additional Information dated September 28, 2004, as supplemented February 28, 2005

Nuveen Multistate Trust IV

     Statement of Additional Information dated September 28, 2004, as supplemented February 28, 2005

Nuveen Investment Trust

     Statements of Additional Information dated October 29, 2004, as supplemented February 28, 2005, and December 7, 2004, as supplemented February 28, 2005

Nuveen Investment Trust II

     Statement of Additional Information dated November 29, 2004, as supplemented February 28, 2005

Nuveen Investment Trust III

     Statement of Additional Information dated December 15, 2004, as supplemented February 28, 2005

In the section entitled Additional Information on the Purchase and Redemption of Fund Shares, the following language should be added to the subsection entitled, Class R Share Purchase Eligibility:

     . direct institutional advisory clients of Nuveen and its affiliates investing $1,000,000 or more;

               Please retain this supplement for future reference.

                                                                 MGN-MFSAI-0305D

                         September 28, 2004, as supplemented February 28, 2005,
                                              March 15, 2005 and March 24, 2005

NUVEEN MULTISTATE TRUST I

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Florida Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of Nuveen Multistate Trust I dated September 28, 2004. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with Nuveen Investments, or from the Funds, by mailing a written request to the Funds, c/o Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                       Page
                                                                       ----
     Investment Policies and Investment Portfolio.....................  S-2

     Management of the Trust.......................................... S-14

     Investment Adviser and Investment Management Agreement........... S-29

     Portfolio Transactions........................................... S-32

     Net Asset Value.................................................. S-33

     Tax Matters...................................................... S-33

     Additional Information on the Purchase and Redemption of Fund
       Shares......................................................... S-42

     Distribution and Service Plan.................................... S-52

     Independent Registered Public Accounting Firm, Custodian and
       Transfer Agent................................................. S-54

     Financial Statements............................................. S-54

     Appendix A--Ratings of Investments...............................  A-1

     Appendix B--Description of Hedging Techniques....................  B-1

   The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Report; each is included herein by reference.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that
Fund:

      (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Adviser determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

      (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Arizona Municipal Bond Fund and the Florida Municipal Bond Fund.

      (3) Borrow money except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

      (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

      (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

      (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

      (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

      (9) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted thereunder.

      (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

      (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

      (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

   In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

   For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

   Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

   The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   The Nuveen Multistate Trust I (formerly Nuveen Flagship Multistate Trust I) (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each Fund is an open-end management investment company organized as a series of the Trust. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has seven series:
Nuveen Arizona Municipal Bond Fund (formerly Nuveen Flagship Arizona Municipal Bond Fund and prior to that, Flagship Arizona Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Colorado Municipal Bond Fund (formerly Nuveen Flagship Colorado Municipal Bond Fund and prior to that, Flagship Colorado Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Florida Municipal Bond Fund (formerly Nuveen Flagship Florida Municipal Bond Fund and prior to that, Flagship Florida Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Maryland Municipal Bond Fund (formerly Nuveen Maryland Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust); the Nuveen New Mexico Municipal Bond Fund (formerly Nuveen Flagship New Mexico Municipal Bond Fund and prior to that, the Flagship New Mexico Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Pennsylvania Municipal

Bond Fund (formerly Nuveen Flagship Pennsylvania Municipal Bond Fund and prior to that, Flagship Pennsylvania Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Virginia Municipal Bond Fund (formerly Nuveen Flagship Virginia Municipal Bond Fund and prior to that, Flagship Virginia Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the 1940 Act that must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

Portfolio Securities

   As described in the Prospectus, each Fund invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

   The investment assets of each Fund will consist of (1) Municipal Obligations that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch, Inc. ("Fitch"), (2) unrated Municipal Obligations that, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments, as described below, from which income may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those non-appropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

   Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

   The Funds may invest in inverse floating rate municipal securities or "inverse floaters," whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a fund's investment in inverse floaters likely would adversely affect the fund's earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions, and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. Each Fund, as a non-fundamental policy that may be changed by the Board of Trustees, will not invest more than 15% of its total assets in inverse floaters.

Portfolio Trading and Turnover

   The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each Fund is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

   The portfolio turnover rates for the 2003 and 2004 fiscal year-ends of the Funds were:

                                                               Fiscal Year
                                                               ----------
                                                               2003  2004
                                                               ----  ----
               Nuveen Arizona Municipal Bond Fund.............  14%   10%
               Nuveen Colorado Municipal Bond Fund............  12    49
               Nuveen Florida Municipal Bond Fund.............  19     6
               Nuveen Maryland Municipal Bond Fund............  12     8
               Nuveen New Mexico Municipal Bond Fund..........   8    20
               Nuveen Pennsylvania Municipal Bond Fund........  15     6
               Nuveen Virginia Municipal Bond Fund............  16    10

When-Issued Securities or Delayed-Delivery Securities

   Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the Custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

   Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called "forwards." Municipal "forwards" pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and "lock in" a currently attractive interest rate.

Zero Coupon Bonds

   The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Special Considerations Relating to Municipal Obligations of Designated States

   As described in the Prospectus, except for investments in temporary investments, each Fund will invest substantially all of its assets (at least 80%) in Municipal Obligations that are exempt from both regular federal and state income taxes, generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Arizona

   The State has experienced significant economic and population growth in recent years due to an influx of businesses attracted by the State's high quality of life, educated workforce, and low business costs. Job growth is led by finance, retail and construction, as well as increased defense-related manufacturing. General Dynamics' recent acquisition of Spectrum Astro capitalized on new defense funding by opening its $40 million factory in Phoenix to manufacture satellites and high-tech space systems. These growth prospects are offset by the following: (1) Motorola plans to spin off its semiconductor unit in Phoenix and base it in Austin, potentially affecting 3,500 jobs; (2) China continues to grow as a tech manufacturer threatening future Arizona tech suppliers who may shift manufacturing to China; and (3) high-tech and business service jobs continue to be outsourced, affecting Arizona as a location of a large concentration of call center and back office jobs.

   The statewide unemployment rate was 4.3% in July 2004, down substantially from 5.8% in July 2003, and below the national average of 5.5% in July 2004. Per capita income remains below average at $26,838 in 2003 which is approximately 85% of the national average of $31,632.

   The Arizona Constitution restricts the legislature's power to raise revenue by increasing property taxes. The State has also enacted limits on annual spending. Arizona has enacted a balanced budget totaling $7.4 billion for fiscal year 2005. Even though this budget is balanced, there is an estimated ongoing $283 million structural deficit that is being covered with one time measures, though revenue growth to date has surpassed even the most optimistic predictions.

   Although the State does not issue general obligation debt, as of September 4, 2004, Moody's gave its lease obligations an A1 rating and revised its outlook to Stable from Negative on February 18, 2004. Standard & Poor's assigned an AA issuer credit rating and revised its outlook to Stable from Negative on August 24, 2004. These changes reflect an improved state economy, which, together with federal relief funding, has helped stabilize fiscal deterioration earlier than expected. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Colorado

   Colorado continues to lag the nation in recovery of employment and income growth. Population growth also is declining sharply due to the collapse of the telecom industry and the onset of recession. The State, nonetheless, continues to enjoy above average resident wealth levels, a well-educated population, and a highly diversified industrial base that is expected to contribute to a more favorable, longer term outlook.

   TABOR limits continue to impede growth of Colorado revenues. TABOR also requires voter approval for any tax increase. In November 2000, a voter initiative mandated that some of the State's income tax revenue be diverted to increase spending on K-12 education. Due to TABOR, the recent state tax revenue declines have resulted in K-12 spending increases that are at the expense of other state programs, particularly higher education. Unless voters approve additional spending, TABOR may force the State into another round of tax refunds and budget cuts in 2006.

   Colorado's unemployment rate was 5.1% in July 2004, down from 6.2% in July 2003, and below the 5.5% national average in July 2004. Per capita income rose 0.3% to 34,283 in 2003, which is 108% of the national average of $31,632.

   Although Colorado has no outstanding general obligation debt, Standard & Poor's rates Colorado lease obligations AA- as of September 4, 2004 and revised the outlook to Stable from Negative on January 9, 2004 to reflect the State's improving revenues and reserves. Moody's and Fitch have no ratings for Colorado obligations. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Florida

   Florida's service-based economy continues to outpace the national economy. Business and financial services, construction, tourism, and healthcare services are taking the lead in job growth. Venture capital moneys have increased substantially, beginning in the second half of 2003, with investments directed almost entirely to the software industry.

   Florida's revenue base, dominated by sales tax (accounting for about 56% of all revenues), continues to perform well in contrast to trends for most other states. However, since Governor Jeb Bush is pushing to phase out the State's intangible tax, the State's revenue base remains narrow. Florida's debt level continues to rise steadily but remains manageable with additional borrowing anticipated as the State responds to initiatives approved by the electorate in 2002.

   Longer term, the State will continue to be an attractive tourist destination and will continue to attract businesses. Florida's high population growth is slowing from its previous pace of about 24% during the 1990s to projections of about 18% for the next decade. The housing market boom also continues throughout the State but per house price appreciation is expected to moderate.

   As of September 4, 2004, Florida's general obligation debt carried ratings of Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Maryland

   The Maryland economy continues its steady expansion. Spending by the federal government remains the primary growth driver, although tourism is the fastest growing industry and is expected to continue to grow at an accelerated pace. The industry hopes to get an additional boost from the opening of the $40 million conference center and hotel in Bethesda in November. Baltimore continues to lag, because of the State's fiscal difficulties and over-reliance on its lagging manufacturing industry. Several diverse federal research agencies in the State (National Institutes of Health, NASA, Goddard Space Flight Center, and the National Oceanic and Atmospheric Administration) and two major research universities (Johns Hopkins and the University of Maryland) support technological research and related employment growth.

   The 2005 budget is again tightly balanced, with revenues exceeding expectations and expenditure pressures creating sizeable out-year deficits resulting in a large structural gap of about $1 billion forecast for the next fiscal year and deficits continuing through 2008. The State relied on one time cuts and transfers-in of non-general fund revenues to balance the current budget. Without tax increases or other revenue raising measures, the State will continue to have to manage down these sizeable deficits.

   The State's unemployment rate was 4.1% in July 2004, down from 4.6% in July 2003, and well below the July 2004 national average of 5.5%. Maryland remains among the wealthiest states in the nation with personal income per capita of $37,331 in 2003 which exceeds the 2003 national average of $31,632.

   Maryland's general obligation debt, which is constitutionally limited to a maximum term of 15 years, carried AAA ratings from Moody's, Standard & Poor's, and Fitch as of September 4, 2004. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to New Mexico

   New Mexico's major industries include energy, tourism, services, crafts, agribusiness, manufacturing, and mining. The economy is strongly influenced by the employment and technology base supplied by U.S. government scientific research facilities in Los Alamos, Albuquerque, and White Sands. Sandia National Laboratories is constructing a $100 million expansion, which follows a $462.5 million facility built last year in Mesa. These sectors are expected to play an ongoing role in the State's economic growth.

   New Mexico operates with a $4.4 billion fiscal 2005 annual budget. The fiscal 2004 budget is $4.0 billion (3.8% higher than 2003). The general fund is expected to end the fiscal year with $388 million in its combined reserves.

   New Mexico's unemployment rate was 5.3% in July 2004, slightly below the national average of 5.5% in July 2004, and substantially lower than the 6.7% statewide average in July 2003. The State's per capita income was $25,541 in 2003, which is approximately 81% of the national average of $31,632.

   As of September 4, 2004, Moody's rated the State's general obligation debt Aa1, while Standard & Poor's rated it AA+. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Pennsylvania

   Pennsylvania's economy is showing signs of recovery. Job losses in the manufacturing sector have been replaced by new industries such as biotechnology, software, tourism, and business services. A stimulus package approved by the legislature in March 2004 created a four year, $1.13 billion economic development plan, which includes money for agriculture, tourism, and preparations of old industrial sites for future development.

   Pennsylvania's unemployment rate was 5.3% in July 2004, which is lower than the national average of 5.5% in July 2004 and the State's rate of 5.6% in July 2003. Pennsylvania's per capita income was $31,998 in 2003, which is slightly higher than the national average of $31,632. Longer term, the State's weaker demographic trends (below average growth in population, jobs, and personal income) and permanent job losses in manufacturing may constrain the State's performance to below national averages.

   The final budget for fiscal year 2004 was approved by the legislature in December 2003. It raised the State's personal income tax rate to 3.07% from 2.8%, the first hike since 1991. Cigarette taxes were raised 35 cents to $1.35 per pack. Though final numbers are not yet available, the State expects that fiscal year 2004 ended with a small surplus. The $22.8 billion fiscal year 2005 budget was signed on July 4, 2004, and included no major tax increases.

   On July 5, 2004, Governor Rendell signed a bill into law allowing up to 61,000 slot machines at 14 sites around the State. The estimated $1 billion in annual revenues to the State is earmarked to provide for tax relief state-wide. A seven member Pennsylvania Gaming Control Board now must be appointed. Four sites are eligible for an 18 month conditional license until the gaming board allots the 14 permanent licenses.

   Fiscal stress experienced by the City of Pittsburgh has led to that city being designated a "distressed municipality" under Pennsylvania Act 47, which will require a coordinator to help the City develop a recovery plan. An intergovernmental Cooperation Authority has also been established to assist the City in its fiscal recovery. In June 2004, the Pittsburgh City Council approved a 5 year recovery plan that includes tax hikes and service cuts. Due to the fiscal stress, the rating agencies have downgraded the City's general obligation ratings. Moody's now rates the City Ba1 with a negative outlook and S&P rates the City BB with a positive outlook.

   As of August 11, 2004, Pennsylvania's general obligation debt carried ratings of AA by Standard & Poor's, Aa2 by Moody's, and AA by Fitch. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Factors Pertaining to Virginia

   Virginia's economy continues to grow strongly with professional and business services and retail contributing to renewed employment growth along with continued federal spending on defense. The finance industry is outperforming the nation but increased concentration in the industry has created risk. The State's largest bank, North Carolina-based Wachovia, purchased regional bank SouthTrust, and with several overlapping branches, some closings are likely. Capital One Financial Corp, Richmond's largest employer, plans to reduce its workforce by 20% over the next year or so. Job losses also continue in the manufacturing sector, though the industry makes up a smaller part than average of the State's economy. Finally, the State appears to continue to ignore Virginia's weakening transportation system and its threat to growth. Congestion is already a major problem in Northern Virginia and Norfolk.

   Virginia's unemployment rate was 3.5% in July 2004, well below the State's 4.3% rate in July 2003. Employment growth has been solid with strong regional employment diversity. Northern Virginia reflects a mix of high-tech, military, financial and health services. The Richmond area has state government and strong services and distribution industries. The Hampton Roads region is anchored by federal shipbuilding, several research and military related contractors, and tourism. Charlottesville is dominated by higher education and services. Other parts of the State reflect smaller job gains, but job growth has been positive in every metro area. Per capita income was $33,671 in 2003, which is 106% of the national average of $31,632. Longer term, the State's strong demographic trends, low business costs, and generous tax incentives will contribute to Virginia's continued growth in the future.

   As of September 4, 2004, Moody's, Standard & Poor's, and Fitch each gave Virginia's general obligation debt a AAA rating. Moody's removed the State from negative watch on May 27, 2004, and changed the outlook to stable based on improving revenues, a budget and tax reform package, and a cap on the State's liability for phasing out the tax on automobiles. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. Furthermore, it cannot be assumed that the State will maintain its current credit ratings.

Hedging and Other Defensive Actions

   Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund's portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap transactions or options on swaps. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

   These transactions present certain risks. In particular, the imperfect correlation between price movements in the hedging instrument and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund's portfolio. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

   No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging instruments, would exceed 5% of such series' net assets. Each Fund will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

   Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

   The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). Short-term investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

   The Funds may invest in the following federally tax-exempt short-term investments:

      Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

      Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

      Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

      Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

      Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

      Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

      Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear their proportionate share of the money market fund's fees and expenses.

      U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

       --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

       --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

       --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

   U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

   The Funds may also invest in the following taxable short-term investments:

   Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

   Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

   Money Market Funds--These funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund's fees and expenses.

   Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

   Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT OF THE TRUST

Directors and Officers

   The management of the Trust, including general supervision of the duties performed for the Trust under the Investment Management Agreement, is the responsibility of the Board of Trustees of the Trust. The number of trustees of the Trust is currently set at 7, one of whom is an "interested person" (as the term is defined in the 1940 Act and 6 of whom are not interested persons (after referred to as "independent trustee"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Trust, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                        Number of
                                                                                       Portfolios
                         Positions and Offices                                           in Fund
                             with the Trust             Principal Occupations            Complex
    Name, Birthdate      and Year First Elected     Including Other Directorships      Overseen by
      and Address             or Appointed             During Past Five Years            Trustee
    ---------------      ----------------------     -----------------------------      -----------

Trustee who is an interested person of the Trust:
-------------------------------------------------

Timothy R. Schwertfeger*  Chairman of the       Chairman and Director (since 1996)         145
3/28/49                   Boards and Trustee,   of Nuveen Investments, Inc.,
333 West Wacker Drive     1996                  Nuveen Investments, LLC, Nuveen
Chicago, IL 60606                               Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.;
                                                Chairman and Director (since 1997)
                                                of Nuveen Asset Management, Inc.;
                                                Director (since 1996) of Institutional
                                                Capital Corporation; Chairman and
                                                Director (since 1999) of Rittenhouse
                                                Asset Management, Inc.; Chairman
                                                (since 2002) of Nuveen Investment
                                                Advisers Inc.

--------
  *Mr. Schwertfeger is an "interested person" of the Trust, as defined in the 1940 Act, because he is an officer and director of Nuveen Advisory.

                                                                                    Number of
                                                                                   Portfolios
                      Positions and Offices                                          in Fund
                          with the Trust             Principal Occupations           Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships     Overseen by
     and Address           or Appointed             During Past Five Years           Trustee
   ---------------    ----------------------     -----------------------------     -----------

Trustees who are not interested persons of the Trust:
-----------------------------------------------------

Robert P. Bremner            Trustee,        Private Investor and Management           145
8/22/40                      1997            Consultant.
333 West Wacker Drive
Chicago, IL 60606

Lawrence H. Brown            Trustee,        Retired (since 1989) as Senior Vice       145
7/29/34                      1993            President of The Northern Trust
333 West Wacker Drive                        Company; Director (since 2002)
Chicago, IL 60606                            Community Advisory Board for
                                             Highland Park and Highwood,
                                             United Way of the North Shore.

Jack B. Evans                Trustee,        President, The Hall-Perrine               145
10/22/48                     2003            Foundation, a private philanthropic
333 West Wacker Drive                        corporation (since 1996); Faculty
Chicago, IL 60606                            Member, University of Iowa;
                                             Director and Vice Chairman, United
                                             Fire Group; formerly, Director,
                                             formerly, Gazette Companies, Coe
                                             College and lowa College
                                             Foundation; Director, Federal
                                             Reserve Bank of Chicago; formerly,
                                             President and Chief Operating
                                             Officer, SCI Financial Group, Inc., a
                                             regional financial services firm.

William C. Hunter**          Trustee,        Dean and Distinguished Professor          145
3/16/48                      2004            of Finance, School of Business at
333 West Wacker Drive                        the University of Connecticut
Chicago, IL 60606                            (since 2003); previously, Senior Vice
                                             President and Director of Research
                                             at the Federal Reserve Bank of
                                             Chicago (1995-2003); Director
                                             (since 1997), Credit Research Center
                                             at Georgetown University; Director
                                             (since 2004) of Xerox Corporation.

--------
 **Trustee Hunter was appointed to Nuveen Funds' Board in 2004.

                                                                                      Number of
                                                                                     Portfolios
                       Positions and Offices                                           in Fund
                           with the Trust             Principal Occupations            Complex
   Name, Birthdate     and Year First Elected     Including Other Directorships      Overseen by
     and Address            or Appointed             During Past Five Years            Trustee
   ---------------     ----------------------     -----------------------------      -----------

William J. Schneider      Trustee,            Senior Partner and Chief Operating         145
9/24/44                   1997                Officer, Miller-Valentine Group,
333 West Wacker Drive                         Vice President, Miller-Valentine
Chicago, IL 60606                             Realty, a construction company;
                                              Chair, Miami Valley Hospital; Board
                                              Member, formerly, Chair, Dayton
                                              Development Coalition; formerly,
                                              Member, Community Advisory
                                              Board, National City Bank, Dayton,
                                              Ohio and Business Advisory
                                              Council, Cleveland Federal Reserve
                                              Bank.

Judith M. Stockdale       Trustee,            Executive Director, Gaylord and            145
12/29/47                  1997                Dorothy Donnelley Foundation
333 West Wacker Drive                         (since 1994); prior thereto,
Chicago, IL 60606                             Executive Director, Great Lakes
                                              Protection Fund (from 1990 to
                                              1994).

Officers of the Trust:
----------------------

Gifford R. Zimmerman      Chief               Managing Director (since 2002),            145
9/9/56                      Administrative    Assistant Secretary and Associate
333 W. Wacker Drive         Officer,          General Counsel, formerly, Vice
Chicago, IL 60606         1996                President and Assistant General
                                              Counsel, of Nuveen Investments,
                                              LLC; Managing Director (since
                                              2002), General Counsel (since 1998)
                                              and Assistant Secretary, formerly,
                                              Vice President of Nuveen Advisory
                                              Corp. and Nuveen Institutional
                                              Advisory Corp.; Managing Director
                                              (since 2002) and Assistant Secretary
                                              and Associate General Counsel,
                                              formerly, Vice President
                                              (since 2000) of Nuveen Asset
                                              Management, Inc.; Managing
                                              Director (since 2004) and Assistant
                                              Secretary (since 1994) of Nuveen
                                              Investments, Inc.; Assistant Secretary
                                              (since 2002) of NWQ Investment
                                              Management Company, LLC; Vice
                                              President and Assistant Secretary
                                              (since 2002) of Nuveen Investments
                                              Advisers Inc.; Managing Director,
                                              Associate General Counsel and
                                              Assistant Secretary (since 2003) of
                                              Rittenhouse Asset Management,
                                              Inc.; Chartered Financial Analyst.

                                                                                  Number of
                                                                                 Portfolios
                    Positions and Offices                                          in Fund
                        with the Trust             Principal Occupations           Complex
  Name, Birthdate   and Year First Elected     Including Other Directorships     Overseen by
    and Address          or Appointed             During Past Five Years           Trustee
  ---------------   ----------------------     -----------------------------     -----------

Michael T. Atkinson   Vice President,      Vice President (since 2002),              145
2/3/66                2000                 formerly, Assistant Vice President
333 W. Wacker Drive                        (since 2000), previously, Associate
Chicago, IL 60606                          of Nuveen Investments, LLC.

Peter H. D'Arrigo     Vice President and   Vice President (since 1999) of            145
11/28/67                Treasurer,         Nuveen Investments, LLC, prior
333 W. Wacker Drive   1999                 thereto, Assistant Vice President
Chicago, IL 60606                          (from 1997); Vice President and
                                           Treasurer (since 1999) of Nuveen
                                           Investments, Inc.; Vice President
                                           and Treasurer (since 1999) of
                                           Nuveen Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.; Vice
                                           President and Treasurer (since 2002)
                                           of Nuveen Asset Management, Inc.
                                           and of Nuveen Investment Advisers
                                           Inc.; Assistant Treasurer
                                           (since 2002) of NWQ Investment
                                           Management Company, LLC; Vice
                                           President and Treasurer (since 2003)
                                           of Rittenhouse Asset Management,
                                           Inc.; Chartered Financial Analyst.

Jessica R. Droeger    Vice President       Vice President (since 2002),              145
9/24/64                 and Secretary,     Assistant Secretary and Assistant
333 W. Wacker Drive   2000                 General Counsel (since 1998)
Chicago, IL 60606                          formerly, Assistant Vice President
                                           (since 1998) of Nuveen Investments,
                                           LLC; Vice President (since 2002) and
                                           Assistant Secretary (since 1998)
                                           formerly, Assistant Vice President of
                                           Nuveen Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.

Lorna C. Ferguson     Vice President,      Managing Director (since 2004),           145
10/24/45              1998                 formerly, Vice President of Nuveen
333 W. Wacker Drive                        Investments, LLC, Nuveen Advisory
Chicago, IL 60606                          Corp. and Nuveen Institutional
                                           Advisory Corp.

                                                                                     Number of
                                                                                    Portfolios
                      Positions and Offices                                           in Fund
                          with the Trust             Principal Occupations            Complex
   Name, Birthdate    and Year First Elected     Including Other Directorships      Overseen by
     and Address           or Appointed             During Past Five Years            Trustee
   ---------------    ----------------------     -----------------------------      -----------

William M. Fitzgerald   Vice President,      Managing Director (since 2002),            145
3/2/64                  1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                          Investments; Managing Director
Chicago, IL 60606                            (since 1997), of Nuveen Advisory
                                             Corp. and Nuveen Institutional
                                             Advisory Corp.; Managing Director
                                             of Nuveen Asset Management, Inc.
                                             (since 2001); Vice President of
                                             Nuveen Investments Advisers Inc.
                                             (since 2002); Chartered Financial
                                             Analyst.

Stephen D. Foy          Vice President and   Vice President (since 1993) and            145
5/31/54                   Controller,        Funds Controller (since 1998) of
333 W. Wacker Drive     1997                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                            Vice President and Funds Controller
                                             (from 1998-2004) of Nuveen
                                             Investments, Inc.; Certified Public
                                             Accountant.

James D. Grassi         Vice President and   Vice President and Deputy Director         145
4/13/56                   Chief              of Compliance (since August 2004)
333 W. Wacker Drive       Compliance         of Nuveen Investments, LLC,
Chicago, IL 60606         Officer,           Nuveen Investments Advisers Inc.,
                        2004                 Nuveen Asset Management Inc.,
                                             Nuveen Advisory Corp., Nuveen
                                             Institutional Advisory Corp. and
                                             Rittenhouse Asset Management,
                                             Inc.; formerly, Senior Attorney
                                             (1994-July 2004), The Northern
                                             Trust Company.

David J. Lamb           Vice President,      Vice President (since 2000) of             145
3/22/63                 2000                 Nuveen Investments, LLC,
333 W. Wacker Drive                          previously Assistant Vice President
Chicago, IL 60606                            (since 1999); prior thereto, Associate
                                             of Nuveen Investments; Certified
                                             Public Accountant.

Tina M. Lazar           Vice President,      Vice President of Nuveen                   145
8/27/61                 2002                 Investments, LLC (since 1999); prior
333 West Wacker Drive                        thereto, Assistant Vice President
Chicago, IL. 60606                           (since 1993).

                                                                                   Number of
                                                                                  Portfolios
                    Positions and Offices                                           in Fund
                        with the Trust             Principal Occupations            Complex
  Name, Birthdate   and Year First Elected     Including Other Directorships      Overseen by
    and Address          or Appointed             During Past Five Years            Trustee
  ---------------   ----------------------     -----------------------------      -----------

Larry W. Martin       Vice President and   Vice President, Assistant Secretary        145
7/27/51                 Assistant          and Assistant General Counsel of
333 W. Wacker Drive     Secretary,         Nuveen Investments, LLC; Vice
Chicago, IL 60606     1997                 President and Assistant Secretary of
                                           Nuveen Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.; Vice
                                           President (since 2004) and Assistant
                                           Secretary (since 1994) of Nuveen
                                           Investments, Inc.; Assistant Secretary
                                           (since 1997) of Nuveen Asset
                                           Management, Inc.; Vice President
                                           (since 2000), Assistant Secretary and
                                           Assistant General Counsel
                                           (since 1998) of Rittenhouse Asset
                                           Management, Inc.; Vice President
                                           and Assistant Secretary (since 2002)
                                           of Nuveen Investments Advisers
                                           Inc.; Assistant Secretary (since 2002)
                                           of NWQ Investment Management
                                           Company, LLC; Assistant Secretary
                                           (since 2003) of Symphony Asset
                                           Management LLC.

Edward F. Neild, IV   Vice President,      Managing Director (since 2002),            145
7/7/65                1997                 formerly, Vice President of Nuveen
333 W. Wacker Drive                        Investments, LLC; Managing
Chicago, IL 60606                          Director (since 1997) of Nuveen
                                           Advisory Corp. and Nuveen
                                           Institutional Advisory Corp.;
                                           Managing Director (since 1999) of
                                           Nuveen Asset Management, Inc.;
                                           Chartered Financial Analyst.

   The Board of Trustees has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee.

   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the Executive Committee of the Board of Trustees of the Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The Executive Committee did not hold any meetings during the last fiscal year.

   The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, Lawrence H. Brown and William J. Schneider. The Audit Committee held four meetings during the last fiscal year.

   The Nominating and Governance Committee is responsible for Board selection and tenure, selection and review of committees, and Board education and operations. In addition, the Committee monitors performance of legal counsel and other service providers, periodically reviews and makes recommendations about any appropriate changes to trustee compensation, and has the resources and authority to discharge its responsibilities, including retaining special counsel and other experts or consultants at the expense of the Trust. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors. The members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, William J. Schneider and Judith M. Stockdale. The Nominating and Governance Committee held four meetings during the last fiscal year.

   The Dividend Committee is authorized to declare distributions on the Trust's shares including, but not limited to regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. The Dividend Committee held five meetings during the last fiscal year.

   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale. The Compliance, Risk Management and Regulatory Oversight Committee held three meetings during the last fiscal year.

   The Trustees of the Trust are directors or trustees, as the case may be, of 30 Nuveen open-end funds and 93 Nuveen closed-end funds managed by Nuveen Advisory and 6 open-end funds and 16 closed-end funds managed by Nuveen Institutional Advisory Corp ("NIAC").

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2003:

                                                Aggregate Dollar Range of
                                                Equity Securities in All
                                                  Registered Investment
                               Dollar Range of    Companies Overseen by
                              Equity Securities   Trustee in Family of
      Name of Trustee           in the Trust      Investment Companies
      ---------------         ----------------- -------------------------
      William E. Bennett/1/..    $         0          Over $100,000
      Robert P. Bremner......    $         0          Over $100,000
      Lawrence H. Brown......    $         0          Over $100,000
      Jack B. Evans..........    $         0          Over $100,000
      William C. Hunter/2/...    $         0               $0
      Anne E. Impellizzeri/3/    $         0          Over $100,000
      William L. Kissick/3/..    $         0          Over $100,000
      Thomas E. Leafstrand/3/    $         0          Over $100,000
      Peter R. Sawers/3/.....    $         0          Over $100,000
      William S. Schneider...    $         0          Over $100,000
      Timothy R. Schwertfeger    $         0          Over $100,000
      Judith M. Stockdale....    $         0          Over $100,000
      Sheila W. Wellington/3/    $         0          Over $100,000

--------
/1/  Mr. Bennett resigned as Trustee on April 30, 2004.

/2/  Mr. Hunter became a Trustee on May 16, 2004.

/3/ Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.

   No trustee who is not an interested person of the Trust owns beneficially or of record, any security of Nuveen Advisory, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Advisory or Nuveen.

   The Trust does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. The Trust has a deferred compensation plan (the "Plan") that permits any independent trustee who is not an "interested person" of the Trust to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund's obligations to make distributions under the Plan.

   The following table sets forth compensation paid by the Trust to each of the independent trustees and the total compensation paid to each independent trustee during the fiscal year ended May 31, 2004.


                                                Amount of      Total
                                                  Total     Compensation
                                 Aggregate    Compensation   from Trust
                                Compensation  that Has Been   and Fund
        Name of Trustee         From Trust/1/  Deferred/2/   Complex/3/
        ---------------         ------------  ------------- ------------
        William E. Bennett/4/..    $1,687         $500        $100,767
        Robert P. Bremner......    $2,293         $106        $110,417
        Lawrence H. Brown......    $2,410         $ --        $112,500
        Jack B. Evans..........    $1,837         $138        $102,000
        William C. Hunter/5/...    $  304         $ 96        $ 17,125
        Anne E. Impellizzeri/6/    $1,981         $683        $101,600
        William L. Kissick/6/..    $1,345         $226        $ 88,250
        Thomas E. Leafstrand/6/    $1,828         $411        $102,100
        Peter R. Sawers/6/.....    $2,176         $686        $104,000
        William J. Schneider...    $2,375         $744        $112,917
        Judith M. Stockdale....    $1,965         $179        $101,750
        Sheila W. Wellington/6/    $1,332         $441        $ 85,500

--------
/1/ The compensation paid to the independent trustees for the fiscal year ended May 31, 2004 for services to the Trust.

/2/ Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

/3 /Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending May 31, 2004 for services to the open-end and closed-end funds advised by Nuveen Advisory and NIAC.

/4  /Mr. Bennett resigned as Trustee on April 30, 2004.

/5/  Mr. Hunter became a Trustee on May 16, 2004.

/6/ Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.

Compensation

   For all Nuveen Funds overseen, each trustee who is not affiliated with Nuveen Advisory receives a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the Dividend Committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the Executive Committee acting as the Pricing Committee will receive $100 per day), plus in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, Nuveen Advisory or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Advisers serves without any compensation from the Funds.

   Under the Funds' retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington retired on June 30, 2004. In addition, Board Members Impellizzeri, Kissick and Sawers, who had not then reached the age or service period at which retirement would be called for under the retirement policy, retired on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers received a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

   Nuveen Investments Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The independent trustees of the funds managed by Nuveen Advisory are eligible to participate in the charitable contributions program of Nuveen Investments Inc. Under the matching program, Nuveen Investments Inc. will match the personal contributions of a trustee to
Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments Inc. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to
Section 501(c)(3) organizations identified by the trustee, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

   The officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each of the Funds.

   The following table sets forth the percentage ownership of each person, who, as of September 1, 2004, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                         Percentage of
Name of Fund and Class             Name and Address of Owner               Ownership
----------------------             -------------------------             -------------
Nuveen Arizona Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     16.75%
  Class A Shares.................. for the sole benefit of its customers
                                   Attn: Fund Admin./97E76
                                   4800 Deer Lake Dr. E. Fl 3
                                   Jacksonville, FL 32246-6484

Nuveen Arizona Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     30.36
  Class B Shares.................. for the sole benefit of its customers
                                   Attn: Fund Admin./97ND2
                                   4800 Deer Lake Dr. E. Fl 3
                                   Jacksonville, FL 32246-6484

                                   George S. Stingel                          5.78
                                   Bene Natalie J. Donovan
                                   Subject to STA TOD Rules
                                   3850 N. Highway 89
                                   Apt 325
                                   Prescott, AZ 86301

                                                                          Percentage of
Name of Fund and Class              Name and Address of Owner               Ownership
----------------------              -------------------------             -------------
Nuveen Arizona Municipal Bond Fund  Merrill Lynch, Pierce, Fenner & Smith     32.03%
  Class C Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin./97GX6
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    Pershing LLC                               6.69
                                    P.O. Box 2052
                                    Jersey City, NJ 07303-2052

Nuveen Arizona Municipal Bond Fund  Wachovia Securities, LLC FBO               6.50
  Class R Shares................... Mrs. Lois Irene Jones TTEE
                                    Lois Irene Jones Trust
                                    UA DTD 12/14/87
                                    8656 N. 84th St.
                                    Scottsdale, AZ 85258-2431

Nuveen Colorado Municipal Bond Fund
  Class A Shares................... Merrill Lynch, Pierce, Fenner & Smith     15.51
                                    for the sole benefit of its customers
                                    Attn: Fund Admin./971X9
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Colorado Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     13.41
  Class B Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin./97NC0
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    Dean Witter                                5.27
                                    for the benefit of
                                    Mildred S. Sorrells
                                    P.O. Box 250 Church Street Station
                                    New York, NY 10008-0250

                                    Pershing LLC                               5.80
                                    P.O. Box 2052
                                    Jersey City, NJ 07303-2052

                                    Pershing LLC                              10.55
                                    P.O. Box 2052
                                    Jersey City, NJ 07303-2052

                                                                          Percentage of
Name of Fund and Class              Name and Address of Owner               Ownership
----------------------              -------------------------             -------------
Nuveen Colorado Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     24.73%
  Class C Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin./97ND9
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                    McDonald Investments, Inc. FBO             5.40
                                    4900 Tiedeman Rd.
                                    Brooklyn, OH 44144-2338

                                    Citigroup Global Markets, Inc.             5.10
                                    333 West 34th St. 3rd Floor
                                    New York, NY 10001-2402

                                    UBS Financial Services, Inc. FBO           6.25
                                    Hugh Craig Forshner
                                    3246 S. Newcombe
                                    Lakewood, CO 80227-6731

Nuveen Colorado Municipal Bond Fund Raymond Munyon                            56.88
  Class R Shares................... Lisa Ann Munyon & Renee L. Miller TR
                                    Munyon Family Irrevocable Trust
                                    UA 08/28/92
                                    7650 Kline Dr.
                                    Arvada, CO 80005-3776

                                    A.G. Edwards Sons, Inc. FBO                5.10
                                    Fred Garrabrant
                                    Marlene Garrabrant
                                    One North Jefferson
                                    St. Louis, MO 63103-2287

                                    Harold M. Gott                            19.40
                                    P.O. Box 1929
                                    Montrose, CA 81402-1929

Nuveen Florida Municipal Bond Fund
  Class A Shares................... Merrill Lynch, Pierce, Fenner & Smith     25.10
                                    for the sole benefit of its customers
                                    Attn: Fund Admin./97E80
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

Nuveen Florida Municipal Bond Fund  Merrill Lynch, Pierce, Fenner & Smith     33.16
  Class B Shares................... for the sole benefit of its customers
                                    Attn: Fund Admin./97ND3
                                    4800 Deer Lake Dr. E. Fl 3
                                    Jacksonville, FL 32246-6484

                                                                            Percentage of
Name of Fund and Class                Name and Address of Owner               Ownership
----------------------                -------------------------             -------------
Nuveen Florida Municipal Bond Fund    Merrill Lynch, Pierce, Fenner & Smith      36.89%
  Class C Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97GX3
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

Nuveen Florida Municipal Bond Fund    Frank H. Poe                               10.93
  Class R Shares..................... U/A 11/27/91
                                      Frank H. Poe Trust
                                      425 S. Dixie Hwy.
                                      Coral Gables, FL 33146-2202

Nuveen Maryland Municipal Bond Fund   Merrill Lynch, Pierce, Fenner & Smith       7.23
  Class A Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97E83
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

Nuveen Maryland Municipal Bond Fund   Merrill Lynch, Pierce, Fenner & Smith      26.63
  Class B Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97NB4
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

                                      NFSC FEBO                                   6.56
                                      Alan F. Rabson
                                      Ruth Kirschstein
                                      6 West Drive
                                      Bethesda, MD 20814-1510

Nuveen Maryland Municipal Bond Fund   Merrill Lynch, Pierce, Fenner & Smith      16.94
  Class C Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97EGX7
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

Nuveen New Mexico Municipal Bond Fund                                            23.20
  Class A Shares..................... Merrill Lynch, Pierce, Fenner & Smith
                                      for the sole benefit of its customers
                                      Attn: Fund Admin./97AF5
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

                                                                            Percentage of
Name of Fund and Class                Name and Address of Owner               Ownership
----------------------                -------------------------             -------------
Nuveen New Mexico Municipal Bond Fund Merrill Lynch, Pierce, Fenner & Smith     12.52%
  Class B Shares..................... for the sole benefit of its customers
                                      Attn: Fund Admin./97NC7
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

                                      NFS FEBO                                   5.13
                                      Dorothy Tiramani
                                      Dorothy Tiramani TTEE
                                      6100 Cortaderia St. NE
                                      Apt. 4013
                                      Albuquerque, NM 87111-8012

Nuveen New Mexico Municipal Bond Fund Richard E. Greenleaf                      10.95
  Class C Shares..................... 6600 Volcanoes #30
                                      Albuquerque, NM 87121

                                      Merrill Lynch, Pierce, Fenner & Smith     16.26
                                      for the sole benefit of its customers
                                      Attn: Fund Admin./97NE1
                                      4800 Deer Lake Dr. E. Fl 3
                                      Jacksonville, FL 32246-6484

                                      Raymond James Assoc Inc.                   6.60
                                      FBO Salazar MC
                                      880 Carillon Pkwy.
                                      St. Petersburg, FL 33716-1100

                                      Raymond James Assoc Inc.                  11.21
                                      FBO Gebhart Am
                                      880 Carillon Pkwy.
                                      St. Petersburg, FL 33716-1100

                                      Raymond James Assoc Inc.                   7.87
                                      FBO Hillerman R.
                                      880 Carillon Pkwy.
                                      St. Petersburg, FL 33716-1100

Nuveen New Mexico Municipal Bond Fund Herschel W. Rogers                         6.00
  Class R Shares..................... Rosemary E. Rogers TRS
                                      H.W. & R.E. Rogers Rev. Trust
                                      U/A 12/05/96
                                      4509 Acapulco Dr.
                                      Albuquerque, NM 87111-2813

                                      Mary Swickard                             43.35
                                      84 Barcelona Ave.
                                      Los Alamos, NM 87544-3428

                                      William V. Mason                           9.77
                                      and Jean C. Mason
                                      JT TEN
                                      200 Oak St. NE
                                      Albuquerque, NM 87106-4740

                                                                              Percentage of
Name of Fund and Class                  Name and Address of Owner               Ownership
----------------------                  -------------------------             -------------
                                        Iris Sokohl                                6.13%
                                        10904 Pagosa Dr. NW
                                        Albuquerque, NM 87106-4740

                                        Winifred F. Rice                           6.10
                                        2801 San Pablo St. NE
                                        Albuquerque, NM 87110-2714

Nuveen Pennsylvania Municipal Bond Fund
  Class A Shares....................... Merrill Lynch, Pierce, Fenner & Smith     15.95
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97E74
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484
Nuveen Pennsylvania Municipal Bond Fund
  Class B Shares....................... Merrill Lynch, Pierce, Fenner & Smith     27.94
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97ND6
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Pennsylvania Municipal Bond Fund
  Class C Shares....................... Merrill Lynch, Pierce, Fenner & Smith     45.47
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97GX4
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Virginia Municipal Bond Fund
  Class A Shares....................... Merrill Lynch, Pierce, Fenner & Smith     14.00
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97E81
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Virginia Municipal Bond Fund                                               21.28
  Class B Shares....................... Merrill Lynch, Pierce, Fenner & Smith
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97ND7
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Virginia Municipal Bond Fund                                               34.38
  Class C Shares....................... Merrill Lynch, Pierce, Fenner & Smith
                                        for the sole benefit of its customers
                                        Attn: Fund Admin./97GX2
                                        4800 Deer Lake Dr. E. Fl 3
                                        Jacksonville, FL 32246-6484

Nuveen Virginia Municipal Bond Fund                                               15.24
  Class R Shares....................... Charles Schwab & Co. Inc.
                                        for the benefit of their customers
                                        P.O. Box 173797
                                        Denver, CO 80217-3797

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Generally

   Nuveen Advisory acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

   Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds has agreed to pay an annual management fee at the rates set forth below:

              AVERAGE DAILY NET ASSETS             Management Fee
              ------------------------             --------------
              For the first $125 million..........     .5500%
              For the next $125 million...........     .5375%
              For the next $250 million...........     .5250%
              For the next $500 million...........     .5125%
              For the next $1 billion.............     .5000%
              For the next $3 billion.............     .4750%
              On net assets of $5 billion and over     .4500%

   A complex-wide fee schedule for all Funds managed by Nuveen Advisory and its affiliates, including the Funds, went into effect on August 1, 2004. This complex-wide fee schedule is expected initially to marginally decrease the rate at which management fees are to be paid by the Funds. As assets in the Nuveen Fund Complex grow, the management fee rates paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

   Effective August 1, 2004, the management fee for each of the Funds based upon the average daily net assets of each Fund, is as follows:

   Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee.

   Each of the Funds has agreed to pay an annual fund-level management fee according to the following schedule:

                     Average Total Daily Net Assets  Rate
                     ------------------------------ -----
                     For the first $125 million.... .3500%
                     For the next $125 million..... .3375%
                     For the first $250 million.... .3250%
                     For the first $500 million.... .3125%
                     For the next $1 billion....... .3000%
                     For the next $3 billion....... .2750%
                     For net assets over $5 billion .2500%

   The complex-level management fee for the Funds shall be applied according to the following schedule:

                   Complex-Level Assets/1/        Annual Fee
                   -----------------------        ----------
                   First $55 billion.............   .2000%
                   Next $1 billion...............   .1800%
                   Next $1 billion...............   .1600%
                   Next $3 billion...............   .1425%
                   Next $3 billion...............   .1325%
                   Next $3 billion...............   .1250%
                   Next $5 billion...............   .1200%
                   Next $5 billion...............   .1175%
                   Next $15 billion..............   .1150%
                   For Assets over $91 billion/2/   .1400%

--------
/1/ Complex-Level Assets are the aggregate managed assets (which include assets attributable to all types of leverage used in leveraged Funds) of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Complex-level Managed Assets were approximately $59.9 billion as of July 16, 2004.

/2/ With respect to Complex-Level Assets over $91 billion, both the Fund (via its Board of Trustees) and the Adviser intend that the parties will meet, prior to the time when Complex-Assets reach that level, to consider and negotiate the fee rate or rates that will apply to such assets. The parties agree that, in the unlikely event that Complex-Wide Assets reach $91 billion prior to the parties reaching an agreement as to the Complex-Level Fee rate or rates to be applied to such assets, the Complex-Level Fee rate for such Complex-Level Assets shall be .1400% until such time as the parties agree to a different rate or rates.

   For the last three fiscal years, the Funds paid net management fees as follows:

                                                                     Fee Waivers and Expense
                                     Management Fees Net of Expense    Reimbursements from
                                      Reimbursement Paid to Nuveen   Nuveen Advisory for the
                                      Advisory for the Year Ended          Year Ended
                                    -------------------------------- -----------------------
                                     5/31/02    5/31/03    5/31/04   5/31/02 5/31/03 5/31/04
                                    ---------- ---------- ---------- ------- ------- -------
Nuveen Arizona Municipal Bond Fund. $  563,229 $  584,801 $  582,234   $--     $--     $--
Nuveen Colorado Municipal Bond Fund    235,038    247,907    240,310    --      --      --
Nuveen Florida Municipal Bond Fund.  1,900,244  2,001,505  1,893,315    --      --      --
Nuveen Maryland Municipal Bond Fund    469,157    528,373    588,624    --      --      --
Nuveen New Mexico Municipal Bond
  Fund.............................    297,474    309,785    307,485    --      --      --
Nuveen Pennsylvania Municipal Bond
  Fund.............................    783,179    845,123    874,232    --      --      --
Nuveen Virginia Municipal Bond Fund  1,218,034  1,292,142  1,341,301    --      --      --

   In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

   Nuveen Advisory is a wholly owned subsidiary of Nuveen Investments, Inc., which owns Nuveen Investments, LLC ("Nuveen"), the Funds' principal underwriter. Nuveen is the principal underwriter for the Nuveen Mutual Funds and has served as a co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Nuveen is a subsidiary of Nuveen Investments, Inc., which, in turn, is approximately 78.9% owned by The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. On January 1, 1997, Nuveen Investments, Inc. acquired Flagship Resources Inc.

   The Funds, the other Nuveen Funds, Nuveen Advisory, and other related entities have adopted a code of ethics, which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Approval of Investment Management Agreement

   In May 2004, the independent trustees of the Funds met with representatives of Nuveen to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the various Advisers and Sub-Advisers (collectively, the "Advisers"). The trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include, but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance of the Fund and the adviser; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.

   In evaluating the nature and quality of the Advisers' services, the trustees reviewed narrative and statistical information concerning, among other things, the types of services the Advisers provide and the Funds' investment performance in relation to each Fund's stated objectives, and in relation to the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Advisers or their affiliates; information describing the Adviser's organization, the personnel providing the services (their qualifications and duties), and the arrangements and methodologies used for the compensation of the portfolio managers. In reviewing the respective Adviser's operations, the Board considered whether the operations are sufficient to fulfill its duties under the applicable contract and to meet the needs of the applicable Fund and its shareholders. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized market indices. This information expands upon information the trustees receive throughout the year on fund performance, expense ratios, portfolio composition, and sales activity.

   The Board also considered the proposed fees to be paid under the respective contracts (including any waivers or expense reimbursement commitments) both absolutely and as compared to those of other investment advisers to investment companies. The trustees reviewed each Adviser's cost of providing services to help determine whether its compensation is fair and reasonable and considered each Adviser's expense allocation methodology. In evaluating the reasonableness of an Adviser's compensation, the trustees considered the following information, among other things: (a) each Adviser's financial information, including statements of its revenues, costs, and profitability from furnishing its services to the Funds; (b) the nature and amount of any indirect benefits the Advisers and their affiliates received that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Adviser may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; (e) Nuveen's advisory fee levels compared to management fees Nuveen assesses on other investment products (e.g., managed accounts (including municipal, equity and fixed income accounts, as well as hedge funds) in light of the differences in these products from the Funds (including the different services provided, fee structures, investment policies, product distribution channels, and investor profiles and account sizes (retail or institutional accounts)); and (f) data with respect to the expense ratios of the Funds and comparable investment companies.

   In addition to the above, the trustees also compared the Advisers' fees, expenses and profitability to those of other advisers to funds, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees.

   In its review of the costs and profitability to the Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure that shareholders share in these benefits, the Board approved at the May 2004 meeting a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Board considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Adviser as asset levels grow, and the funds covered by the arrangement. The Board also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.

   The trustees did not identify any single factor discussed above as all-important or controlling. Based on the foregoing, including the new complex-wide fee arrangement, the trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Advisers' fees are reasonable in light of the services provided to each Fund and that the Advisers' investment advisory and sub-advisory agreements should be continued for another year.

Proxy Voting Policies

   The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Advisory may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Advisory does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund's Board of Trustees on its control activities on a quarterly basis.

   In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. A member of Nuveen Advisory's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission ("SEC") on Form N-PX, and the results provided to the Fund's Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

   Nuveen Advisory is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

   The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions.

Brokerage will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it may be the practice of the Funds to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

   Nuveen Advisory may manage other investment companies and investment accounts for other clients that may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

   As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Fund's shares by State Street Bank & Trust Company, the Funds' custodian, as of the close of trading (normally 4:00 p.m. New York Time) on each day on which the New York Stock Exchange (the "NYSE") is normally open for trading. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing (a) the market value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by (b) the number of shares of the class outstanding.

   In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by an independent pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute the vast majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust. The following is a general and abbreviated summary of the provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), and Treasury Regulations presently in effect as they directly govern the taxation of each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. The Code and Treasury Regulations are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisor for more detailed information concerning the federal, state and local taxation of the Funds.

   Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. If a Fund meets all of the requirements to be treated as a regulated investment company, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

   In addition to the above requirements, in order to qualify as a regulated investment company for a tax year, a Fund must distribute at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain, if any. A Fund, however, may retain its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). If for a tax year a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, the Fund may elect to designate the retained amount as undistributed capital gains. If a Fund makes this election, it will notify its shareholders who will be required to include in income for federal income tax purposes, their share of such undistributed amount, and will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. In such case, for federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of the includible gain and the tax deemed paid by the shareholder in respect of such shares.

   Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

   Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.

   Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders, whether in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale or exchange of shares, as discussed below.

   If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

   If a Fund engages in hedging transactions involving financial futures, swaps and options thereon, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

   Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, are expected to qualify under the Code for the dividends received deductions for corporations.

   Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

   The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Generally, if a shareholder holds the shares as a capital asset, any gain or loss will be long-term gain or loss if the shares have been held for more than one year. Capital gains of corporate shareholders are subject to regular corporate tax rates. For non-corporate taxpayers, gain on the sale of shares held for more than one year will generally will be taxed at rates applicable to long-term capital gains, while gain on the sale of shares held for not more than one one year and other ordianry income will generally be taxed at ordinary income rates.

   All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

   It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

   In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in material compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax, but can make no assurances that distributions will be sufficient to eliminate all such tax.

   If in any year a Fund should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations). Distributions to its corporate shareholders should qualify for the dividends received deduction, and distributions to its individual shareholders should be taxable as qualified dividend income for federal income tax purposes to the extent of the Fund's current and accumulated earnings and profits and to the extent certain holding period requirements and other requirements are satisfied. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

   Because the Funds may invest in private activity bonds (within the meaning of Section 141 of the Code), the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisors before investing in a Fund.

   Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations that meet the definition of private activity bonds under the Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations required to be included in calculating the federal alternative minimum tax.

   In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

   Tax-exempt income, including exempt-interest dividends paid by a Fund, are taken into account in determining whether a portion of a Fund shareholder's social security or railroad retirement benefits will be subject to federal income tax.

   The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund that distributes exempt-interest dividends may be disallowed as a deduction in whole or in part (depending upon the amount of exempt-interest dividends distributed in comparison to other taxable distributions). Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

   The Funds are required in certain circumstances to withhold the applicable rate (currently 25%) of taxable dividends and certain other payments paid to non-corporate holders of shares: (1) who have not furnished the Funds with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, and who have not certified that they are U.S. citizens or U.S. resident aliens, or (2) who are otherwise subject to backup withholding under the code.

State Tax Matters

   The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state and local income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include distributions of ordinary income that is not attributable to exempt-interest, as well as capital gain distributions in their income for state and local tax purposes. In some taxing jurisdictions, interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible. The tax discussion summarizes general state and local tax laws, which are currently in effect and are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Arizona

   The following is a general, abbreviated summary of certain provisions of the applicable Arizona tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Arizona Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Arizona Fund transactions.

   The following is based on the assumptions that the Arizona Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will be registered as a diversified management company under (S)5 of the Federal Investment Company Act of 1940, that it will satisfy the conditions which will cause Arizona Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Arizona Fund's shareholders.

   The Arizona Fund is not subject to the Arizona corporate income tax.

   Distributions by the Arizona Fund that are attributable to interest on any obligation of Arizona and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Arizona individual and corporate income taxes. All remaining distributions, including distributions attributable to capital gains, will be subject to the Arizona individual and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Arizona Fund will be subject to the Arizona individual and corporate income taxes.

   Shares of the Arizona Fund may be subject to the Arizona estate tax if owned by an Arizona decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Arizona state and local tax matters.

Colorado

   The following is a general, abbreviated summary of certain provisions of the applicable Colorado tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Colorado Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Colorado Fund transactions.

   The following is based on the assumptions that the Colorado Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Colorado Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Colorado Fund's shareholders.

   The Colorado Fund will be subject to the Colorado corporate income tax only if it has a sufficient nexus with Colorado. If it is subject to the Colorado corporate income tax, it does not expect to pay a material amount of such tax.

   Distributions by the Colorado Fund that are attributable to interest earned on any obligation of Colorado and its political subdivisions issued on or after May 1, 1980 and certain such obligations issued before May 1, 1980 or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Colorado individual or corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Colorado individual and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Colorado Fund will be subject to the Colorado individual and corporate income taxes.

   Shares of the Colorado Fund may be subject to the Colorado estate tax if owned by an Colorado decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Colorado state and local tax matters.

Florida

   The following is a general, abbreviated summary of certain provisions of the applicable Florida tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Florida Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Florida Fund transactions.

   The following is based on the assumptions that the Florida Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Florida Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Florida Fund's shareholders.

   The Florida Fund will be subject to the Florida corporate income tax only if it has a sufficient nexus with Florida. If the Florida Fund is subject to the Florida corporate income tax, it does not expect to pay a material amount of such tax. The Florida Fund will not be subject to the Florida intangible personal property tax.

   Shares of the Florida Fund will not be subject to the Florida intangible personal property tax if on January 1 of the taxable year, at least 90 percent of the Fund's assets consist of tax-exempt obligations of Florida and its political subdivisions ("Florida Obligations") or of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations"). If more than 10 percent of the Fund's assets consist of any other types of assets on that date, then the entire value of the Fund's shares (except for the portion of the value of the shares attributable to Federal Obligations) will be subject to the Florida intangible personal property tax. For tax years after July 1, 2003, there is an individual exemption from the Florida intangible personal property tax on the first $250,000 of property ($500,000 for a married couple filing jointly).

   All distributions by the Florida Fund to corporate shareholders either organized or doing business in Florida, regardless of source, will be subject to the Florida corporate income tax. Gain on the sale, exchange, or other dispositions of shares of the Florida Fund will be subject to the Florida corporate income tax.

   Shares of the Florida Fund may be subject to the Florida estate tax if owned by a Florida decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Florida state and local tax matters.

Maryland

   The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Maryland Fund transactions.

   The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

   The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

   Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions ("Maryland Obligations") or any obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

   Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

   Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Maryland state and local tax matters.

New Mexico

   The following is a general, abbreviated summary of certain provisions of the applicable New Mexico tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the New Mexico Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to New Mexico Fund transactions.

   The following is based on the assumptions that the New Mexico Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause New Mexico Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the New Mexico Fund's shareholders.

   The New Mexico Fund will be subject to the New Mexico corporate franchise tax and the New Mexico corporate income tax only if it has a sufficient nexus with New Mexico. If the New Mexico Fund is subject to such taxes, it does not expect to pay a material amount of either tax.

   Distributions by the New Mexico Fund that are attributable to interest on any obligation of New Mexico and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the New Mexico personal income tax or the New Mexico corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the New Mexico personal and corporate income taxes.

   Gain on the sale, exchange, or other disposition of shares of the New Mexico Fund will be subject to the New Mexico personal and corporate income taxes.

   For 2004, individual shareholders of the New Mexico Fund, may, subject to certain limitations, be able to deduct up to the greater of $1,000 or 20% of net capital gain for such taxable year. Therefore, capital gains distributed by the New Mexico Fund, if any, or gains realized upon a sale of Fund shares, may be eligible for this exclusion.

   Shares of the New Mexico Fund may be subject to the New Mexico estate tax if owned by a New Mexico decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Mexico and local tax matters.

Pennsylvania

   The following is a general, abbreviated summary of certain provisions of the applicable Pennsylvania tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Pennsylvania Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Pennsylvania Fund transactions.

   The following is based on the assumptions that the Pennsylvania Fund will qualify under Subchapter M of the Code and under the Investment Company Act of 1940 as a regulated investment company, that it will satisfy the conditions which will cause Pennsylvania Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Pennsylvania Fund's shareholders.

   The Pennsylvania Fund will not be subject to the Pennsylvania corporate net income tax. The Pennsylvania Fund will not be subject to the Pennsylvania franchise tax.

   Distributions from the Pennsylvania Fund that are attributable to interest on any obligation of Pennsylvania or its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Pennsylvania personal income tax, the Pennsylvania corporate net income tax, or to the Philadelphia School District income tax (for Philadelphia residents). Distributions by the Pennsylvania Fund that are attributable to interest on the obligations of states other than Pennsylvania will not be subject to the Pennsylvania corporate net income tax unless they are subject to federal income tax. Most other distributions, including those attributable to capital gains, will be subject to the Pennsylvania personal and corporate income taxes. Similarly, such other distributions would be subject to the Philadelphia School District income tax (for Philadelphia residents) except for distributions attributable to certain capital gains in respect to obligations held by the Pennsylvania Fund.

   Gain on the sale, exchange, or other disposition of shares of the Pennsylvania Fund will be subject to the Pennsylvania personal and corporate income taxes, but such gain will not be subject to the Philadelphia School District income tax (for Philadelphia residents) if the shares are held in excess of six months.

   Shares of the Pennsylvania Fund may be subject to the Pennsylvania inheritance tax and the Pennsylvania estate tax if held by a Pennsylvania decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Pennsylvania and local tax matters.

Virginia

   The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

   The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Virginia Fund's shareholders.

   The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

   Distributions by the Virginia Fund that are attributable to income derived from or on the sale and exchange of, obligations of Virginia and its political subdivisions and instrumentalities ("Virginia Obligations") or to income derived from or on the sale and exchange of, obligations of the United States and its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes, and may be subject to local income taxes.

   Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

   If a shareholder receives a distribution consisting in part of taxable income, then the entire distribution will be taxed unless the shareholder substantiates the portion which is exempt from taxation.

   Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

   Shareholders are advised to consult with their own tax advisors for more detailed information concerning Virginia state and local tax matters.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program Sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. You may not purchase Class B Shares if you are a single purchaser placing a purchase order of $100,000 or more of Fund shares. You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limits should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.

   Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..20%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares of a Fund. The example assumes a purchase on May 31, 2004 of Class A Shares from the

Nuveen Arizona Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A Shares.

Net Asset Value per share................................................. $10.73
Per Share Sales Charge--4.20% of public offering price (4.38% of net asset
  value per share)........................................................    .47
                                                                           ------
Per Share Offering Price to the Public.................................... $11.20

   The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Shares Purchase Eligibility

   Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

   Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts that would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

   Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.

   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

   Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant is $50, provided that a group invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor, by calling Nuveen toll-free (800) 257-8787.

   Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

   Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

   . investors purchasing $1,000,000 or more, Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amounts;

   . officers, trustees and former trustees of the Nuveen and former Flagship
     Funds;

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

   . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

   . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and that either
     (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on these purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

   Class R Share Purchase Eligibility. Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

   . officers, trustees and former trustees of the Nuveen and former Flagship
     Funds and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's sibling);

   . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers) and subsidiaries thereof, or their immediate family members;

   . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

   . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

   . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

   . clients of investment advisors, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

   The reduced sales charge programs may be modified or discontinued by the Funds at any time.

   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

   Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase (except in cases where the shareholder's financial advisor agreed to waive the right to receive an advance of the first year's distribution and service fee).

   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following special circumstances:
1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; 6) involuntary redemptions by operation of law; 7) redemptions in connection with a payment of account or plan fees; 8) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; 9) redemptions of Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advance service and distribution fees to Nuveen; and 10) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

   The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Frequent Trading Policy

   The Funds Frequent Trading Program is as follows:

   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares. Purchases and redemptions made pursuant to a Systematic Investment, Systematic Exchange or Systematic Withdrawal Program are exempt from this policy.

   1. Definition of Round Trip

   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

   2. Round Trip Trade Limitations

   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.

   3. Redemption Fee on Short-Term Trades in Shares of International Value Fund

   In addition to the above limits on Round Trip trades, the Nuveen NWQ International Value Fund also assesses a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in the Fund's Prospectus and Statement of Additional Information.

   4. Definition of Frequent Trader

   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.

   5. Rules Governing Trades Placed by Frequent Traders

   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.

   6. Enforcement

   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to interpret the terms and application of these policies, and to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and also to waive its provisions with respect to redemptions that would qualify for a waiver from the imposition of a CDSC on Class B Shares, as described in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

   In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

   Such reimbursement will be based on the number of Nuveen Fund shares sold, the dollar amounts of such sales, or a combination of the foregoing, during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amounts that a Fund will receive from such a sale.

   To help advisors and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Because short-term or excessive trading into and out of a Fund may interfere with portfolio management, raise operating expenses, or otherwise have an adverse effect on other shareholders, each Fund reserves the right to limit, restrict, or refuse purchase or exchange requests. For more information regarding the Funds' frequent trading policy, call Nuveen toll-free at (800) 257-8787.

   Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the NYSE is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

   A fee of 1% of the current market value of any shares represented by a certificate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen, or destroyed certificate.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust I, dated February 1, 1997 and last renewed on August 3, 2004 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of shares.

   The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                             Year Ended            Year Ended            Year Ended
                                            May 31, 2002          May 31, 2003          May 31, 2004
                                        --------------------- --------------------- ---------------------
                                                      Amount                Amount                Amount
                                         Amount of   Retained  Amount of   Retained  Amount of   Retained
                                        Underwriting    By    Underwriting    By    Underwriting    By
Fund                                    Commissions   Nuveen  Commissions   Nuveen  Commissions   Nuveen
----                                    ------------ -------- ------------ -------- ------------ --------
Nuveen Arizona Municipal Bond Fund.....     $146       $19        $205       $ 8        $135       $20
Nuveen Colorado Municipal Bond Fund....       68         7          49         7          43         6
Nuveen Florida Municipal Bond Fund.....      501        --         489        27         350        48
Nuveen Maryland Municipal Bond Fund....      114        13         174        15         195        29
Nuveen New Mexico Municipal Bond
  Fund.................................       97        12         100        14          77        12
Nuveen Pennsylvania Municipal Bond Fund      144        19         196        27         109        14
Nuveen Virginia Municipal Bond Fund....      236        --         339        39         264        35

Other compensation to certain dealers

   Nuveen Advisory and its advisory affiliate, NIAC, at their own expense, currently provide additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. Nuveen Advisory makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. Nuveen Advisory will, on an annual basis, determine the advisability of continuing these payments. Additionally, Nuveen Advisory may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.

In 2004, Nuveen Advisory expects that it will pay additional compensation to the following dealers;

      A.G. Edwards & Sons, Inc.
      American Express Financial Advisors Inc.
      Merrill Lynch, Pierce, Fenner & Smith, Inc.
      Prudential Investments LLC
      Raymond James Group
      Smith Barney
      UBS Financial Services Inc.
      Wachovia Securities LLC

DISTRIBUTION AND SERVICE PLAN

   The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

   Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to ..20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

   During the fiscal year ended May 31, 2004, the Funds incurred 12b-1 fees pursuant to their respective 12b-1 Plans in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                        Compensation
                                                          Paid to
                                                         Authorized
                                                          Dealers
                                                         During the
                                                         Year Ended
                                                        May 31, 2004
                                                        ------------
Nuveen Arizona Municipal Bond Fund:
   Class A.............................................   $145,444
   Class B.............................................     61,351
   Class C.............................................     63,839
Nuveen Colorado Municipal Bond Fund:
   Class A.............................................   $ 62,522
   Class B.............................................     58,061
   Class C.............................................     42,054
Nuveen Florida Municipal Bond Fund:
   Class A.............................................   $446,040
   Class B.............................................    301,940
   Class C.............................................    245,442
Nuveen Maryland Municipal Bond Fund:
   Class A.............................................   $ 72,821
   Class B.............................................    142,127
   Class C.............................................    104,741
Nuveen New Mexico Municipal Bond Fund:
   Class A.............................................   $ 89,284
   Class B.............................................     51,975
   Class C.............................................     37,753
Nuveen Pennsylvania Municipal Bond Fund:
   Class A.............................................   $133,562
   Class B.............................................    118,121
   Class C.............................................    171,636
Nuveen Virginia Municipal Bond Fund:
   Class A.............................................   $299,920
   Class B.............................................    205,079
   Class C.............................................    170,581

   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost that a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

   PricewaterhouseCoopers LLP, independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois, 60606, has been selected as auditors for the Trust. In addition to audit services, the auditors provide assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those firms in giving their reports.

   The custodian of the Funds' assets is State Street Bank & Trust Company, 1 Federal Street, 2nd Floor, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting, and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184.

FINANCIAL STATEMENTS

   The audited financial statements for each Fund's most recent fiscal year appear in each Fund's Annual Report. Each Fund's Annual Report accompanies this Statement of Additional Information.

APPENDIX A

Ratings of Investments

   The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations that are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, that suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

   The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds that have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

   Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. The Funds may also purchase put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

   Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and
(iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

   A Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

   Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund's ability to use swap agreements. The swap market is largely unregulated.

                                                                  MAI-MS1-0305D